                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1997.


                                   By /s/ Henry B. Schacht
                                      ----------------------------------
                                      Name:  Henry B. Schacht
                                      Title: Chairman of the Board
                                             and Chief Executive Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.


                                   By /s/ Donald K. Peterson
                                      ----------------------------------
                                      Name:  Donald K. Peterson
                                      Title: Executive Vice President
                                             and Chief Financial Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.


                                        By /s/ Paul A. Allaire
                                           ----------------------------------
                                           Name:  Paul A. Allaire
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.


                                        By /s/ James S. Lusk
                                           ----------------------------------
                                           Name:  James S. Lusk
                                           Title: Vice President and Controller

                                                                      Exhibit 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.


                                        By /s/ Carla A. Hills
                                           ----------------------------------
                                           Name:  Carla A. Hills
                                           Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.


                                        By /s/ Drew Lewis
                                           ----------------------------------
                                           Name:  Drew Lewis
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of October, 1997.


                                        By /s/ Richard A. McGinn
                                           ----------------------------------
                                           Name:  Richard A. McGinn
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.


                                        By /s/ Paul H. O'Neill
                                           ----------------------------------
                                           Name:  Paul H. O'Neill
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.


                                        By /s/ Donald S. Perkins
                                           ----------------------------------
                                           Name:  Donald S. Perkins
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.


                                        By /s/ Franklin A. Thomas
                                           ----------------------------------
                                           Name:  Franklin A. Thomas
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and

                  WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.


                                        By /s/ John A. Young
                                           ----------------------------------
                                           Name:  John A. Young
                                           Title: Director